Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EIGHTEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT
Dated as of July 16, 2021
Between

QUICKEN LOANS, LLC, as Seller,
and
JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,
and
the other Buyers from time to time party hereto
1.    This Amendment.
The Parties agree hereby to amend (for the eighteenth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017, the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017, the Ninth Amendment to Master Repurchase Agreement dated January 25, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 26, 2018, the Eleventh Amendment to Master Repurchase Agreement dated June 20, 2018, the Twelfth Amendment to Master Repurchase Agreement dated April 25, 2019, the Thirteenth Amendment to Master Repurchase Agreement dated June 22, 2019, the Fourteenth Amendment to Master Repurchase Agreement dated September 26, 2019, the Fifteenth Amendment to Master Repurchase Agreement dated December 16, 2019, the Sixteenth Amendment to Master Repurchase Agreement dated April 10, 2020, and the Seventeenth Amendment to Master Repurchase Agreement dated April 15, 2020, the “Amended MRA”, and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to extend the latest Termination Date, amend the Jumbo Loan sublimit in the definition of Eligible Mortgage Loan, and update the notice information of Administrative Agent, and they hereby amend the Amended MRA as follows.
All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby and are consequently nonsequential.
2.    Definitions; Interpretation
A.    The definition of “Termination Date” in Section 2(a) of the Amended MRA is amended to read as follows:
“Termination Date” means the earliest of:
(i)    the Business Day, if any, that Seller designates as the Termination Date by written notice given to Administrative Agent at least thirty (30) days before such date;
(ii)    the Business Day that Administrative Agent designates as the Termination Date by written notice given to Seller after the date (if any) of Dan Gilbert’s death or disability, which notice Administrative Agent shall have the right to give only if Administrative Agent has not sooner approved in writing the new voting control (if any) of Rock Holdings and Seller’s new senior management team, which voting control or executive management team (or both) shall have been established as a direct or indirect result or consequence of, or in response to, Dan Gilbert’s death or disability and which Termination Date must be at least one hundred eighty (180) days after the date of his death or disability and at least ten (10) Business Days after the date of such written notice by Administrative Agent;
(iii)    the date of declaration of the Termination Date pursuant to clause (vi) of Section 12(c); and
(iv)    April 21, 2023.
B.    Clause (xxi) of the definition of “Eligible Mortgage Loan” in Section 2(a) of the Amended MRA is amended to read as follows:
(xxi)    that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to [***];
C.    The following new definition is added to Section 2(a) of the Amended MRA, in alphabetical order:
“Eighteenth Amendment to MRA” means the Eighteenth Amendment to Master Repurchase Agreement dated July 16, 2021, among the Parties, amending this Agreement.

15.    Notices and Other Communications
    Notice to Administrative Agent in Section 15 is hereby amended to read as follows:
If to Administrative Agent:
JPMorgan Chase Bank, N.A.
[***]
Attention: [***]
phone: [***]
fax: [***]
email: [***]
with copies to:
JPMorgan Chase Bank, N.A.
[***]
Attention: [***]
phone: [***]
fax: [***]
email: [***]
JPMorgan Chase Bank, N.A.
[***]
Attention: [***]
phone: [***]
fax: [***]
email: [***]
JPMorgan Chase Bank, N.A.
[***]
Attention: [***]
phone: [***]
fax: [***]
email: [***]

[***]
Chase Mortgage Warehouse Finance
[***]
Attention: [***]
phone: [***]
email: [***]

Notice of Name Change of Seller
    Seller has notified Administrative Agent that Seller intends to change its name to Rocket Mortgage, LLC, and intends that such change shall be effective as of July 31, 2021.  Administrative Agent and Buyers consent to such name change, and the Parties agree that from and after the effective date of such name change, all references in this Agreement and the other Transaction Documents to “Quicken Loans, LLC” shall be read as references to “Rocket Mortgage, LLC”.
(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A., Administrative Agent
as Administrative Agent

By:/s/ Carolyn Johnson
Carolyn Johnson Authorized Officer
Authorized Officer

JPMORGAN CHASE BANK, N.A., Administrative Agent
as (the only) Buyer

By:/s/ Carolyn Johnson
Carolyn Johnson Authorized Officer
Authorized Officer

QUICKEN LOANS, LLC, Seller

DocuSigned by:
/s/ Robert P. Wilson
CC8E1688430845
Robert Wilson
Treasurer

Counterpart signature page to Eighteenth Amendment to Master Repurchase Agreement